UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2002

TEXAS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in the Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-4887 (Commission File Number)	75-0832210 (I.R.S. Employer Identification No.)

1341 West Mockingbird Lane, #700W, Dallas, Texas (Address of Principal Executive Offices)	75247-6913 (Zip Code)

(972) 647-6700
(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

(a)  On August 22, 2002, the Registrant filed its Annual Report on Form 10-K for the fiscal year ended May 31, 2002 (the “Form 10-K”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-K.

Certification of Chief Executive Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Texas Industries, Inc. (the “Company”) on Form 10-K for the period ended May 31, 2002 (the “Report”), I, Robert D. Rogers, President and Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT D. ROGERS
Robert D. Rogers President

Dated: August 22, 2002

The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-K or as a separate disclosure statement.

Certification of Chief Financial Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Texas Industries, Inc. (the “Company”) on Form 10-K for the period ended May 31, 2002 (the “Report”), I, Richard M. Fowler, Executive Vice President-Finance of the Company, hereby certify that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD M. FOWLER
Richard M. Fowler Executive Vice President

Dated: August 22, 2002

The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-K or as a separate disclosure statement.

(b)  On August 22, 2002, each of the Principal Executive Officer, Robert D. Rogers, and Principal Financial Officer, Richard M. Fowler, of the Registrant submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

Attached as Exhibits 99.1 and 99.2 are copies of each of these statements.

The foregoing information, including the exhibits, is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC. (registrant)

By:	/s/ RICHARD M. FOWLER
Richard M. Fowler Executive Vice President—Finance and Chief Financial Officer

Date: August 22, 2002

EXHIBIT INDEX

Exhibit Number		Page

Exhibit 99.1	Statement Under Oath of Principal Executive Officer dated August 22, 2002	7

Exhibit 99.2	Statement Under Oath of Principal Financial Officer dated August 22, 2002	8